AMENDMENT NO.1 TO COMMON STOCK
PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of April 30, 2010, by and between KINGSBRIDGE CAPITAL LIMITED, an entity organized and existing under the laws of the British Virgin Islands, whose business address is P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey, Channel Islands (the “Investor”), and MICROMET, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”).

WHEREAS, the Investor and the Company are parties to that certain Common Stock Purchase Agreement dated as of December 1, 2008 (the “Agreement”);

WHEREAS, Section 10.06 of the Agreement states that neither the Agreement nor any term thereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties thereto;

WHEREAS, the Investor and the Company desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.           Section 8.02(c) of the Agreement is hereby deleted in its entirety and replaced with the words "Intentionally omitted."

2.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.           Other than as set forth in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and be unaltered hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

KINGSBRIDGE CAPITAL LIMITED

By: /S/ ADAM GURNEY
Name: Adam Gurney
Title: Director

MICROMET, INC.

By: /S/ BARCLAY A. PHILLIPS
Name: Barclay A. Phillips
Title: SVP, CFO